Exhibit 10.06

Guidelines for Transfer of AllianceBernstein L.P. Units

No transfer of ownership of the units of AllianceBernstein L.P. (the private partnership) is permitted without prior approval of AllianceBernstein and AXA Equitable Life Insurance Company (“AXA Equitable).

Under the terms of the Transfer Program, transfers of ownership will be considered once every calendar quarter.

To sell your Units to a third party:
❑	You must first identify the buyer for your Units. AllianceBernstein can not maintain a list of prospective buyers.
❑	The unitholder and the prospective buyer must submit a request for transfer of ownership of the Units and obtain approval of AllianceBernstein and AXA Equitable for the transaction.
❑	Documentation required for consideration of approval includes:
-	Unit Certificate(s)
-	Executed “Stock” Power Form, with guaranteed signature
-	Letter from Seller
-	Letter from Purchaser

To have private Units re-registered to your name if they have been left to you by a deceased party:
❑	The beneficiary must obtain approval of AllianceBernstein and AXA Equitable for the transfer of units.
❑	Documentation required for consideration of approval includes:
-	Unit Certificate(s)
-	Executed “Stock” Power Form, with guaranteed signature
-	Copy of death certificate
-	Required Inheritance Tax Waiver for applicable states
❑	Additional required documentation (which varies by state) should be verified with AllianceBernstein’s transfer agent, Computershare, at 866-737-9896 and www.computershare.com/investor.

To donate the Units:
❑	The donor must obtain approval of AllianceBernstein and AXA Equitable for the transfer of units.
❑	Documentation required for consideration of approval includes:
-	Unit Certificate(s)
-	Executed “Stock” Power Form, with guaranteed signature
-	Letter from Transferee
❑	Additional required documentation should be verified with AllianceBernstein’s transfer agent, Computershare, at 866-737-9896 and www.computershare.com/investor.

To re-register your certificate to reflect a legal change of name or change in custodian:
❑	The unitholder must obtain approval of AllianceBernstein and AXA Equitable for the change of name/registration on the unit certificate.
❑	Documentation required for consideration of approval includes:
-	Unit Certificate(s)
-	Executed “Stock” Power Form, with guaranteed signature
-	Specific instruction letter indicating the manner in which the new unit certificate should be registered
❑	Additional required documentation should be verified with AllianceBernstein’s transfer agent, Computershare, at 866-737-9896 and www.computershare.com/investor.

Once AllianceBernstein and AXA Equitable approve the transfer request, AllianceBernstein will inform you of the approval and begin processing the transfer.

You should not begin to prepare necessary documentation until you have contacted:

David Lesser
Legal and Compliance Department – Transfer Program
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105
Phone: (212) 969-1429